EXHIBIT 10.45


                               AMENDMENT NUMBER 1
                                       TO
                     INVESTOR REGISTRATION RIGHTS AGREEMENT

     THIS AMENDMENT AGREEMENT (the "Amendment") is entered into as of October 18, 2005, between STARTECH ENVIRONMENTAL CORPORATION, a corporation organized and existing under the laws of the State of Colorado (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

     WHEREAS, on September 15, 2005, the Company and the Investor entered into a series of financing agreements (the "Transaction Documents"), including without limitation that certain Investor Registration Rights Agreement (the "Agreement"), pursuant to which, among other things, the Investor agreed to register for resale shares of common stock of the Company issuable upon conversion of an aggregate principal amount of Two Million Three Hundred Thousand Dollars ($2,300,000) of convertible debentures; and

     WHEREAS, the parties hereto desire to amend the Agreement to extend certain deadlines contained therein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties do hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I.   Amendments.

     A. The foregoing recitals are hereby incorporated herein by reference and acknowledged as true and correct by the parties hereto.

     B. Section 2(a). Section 2(a) of the Agreement is deleted in its entirety and the following language shall replace Section 2(a) of the Agreement:

     Subject to the terms and conditions of this Agreement, the Company shall prepare and file, no later than forty (40) days after the First Closing Date (as such term is defined in the Securities Purchase Agreement dated September 15,
2005) (the "Scheduled Filing Deadline"), with the SEC a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the Securities Act (the "Initial Registration Statement") for the resale by the Investors of the Registrable Securities, which includes at least 1,250,000 shares of Common Stock to be issued upon conversion of the Convertible Debentures and 650,000 shares of the Common Stock underlying the Warrant of even date herewith. The Company shall cause the Registration Statement to remain effective until the earlier of (A) all of the Registrable Securities have been sold and (B) the date on which the Registrable Securities may be sold without any volume restrictions pursuant to Rule 144(k) of the Securities Act. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Investors for their review and comment. The Investors shall furnish comments on the Initial Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company.

     C. Section 2(b). Section 2(b) of the Agreement is deleted in its entirety and the following language shall replace Section 2(b) of the Agreement:

     Effectiveness of the Initial Registration Statement. The Company shall use its best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than one hundred thirty (130) days after the First Closing Date (as such term is defined in the Securities Purchase Agreement dated September 15, 2005) (the "Scheduled Effective Deadline") and (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement. It shall be an event of default hereunder if the Initial Registration Statement is not filed by the Scheduled Filing Deadline or declared effective by the SEC by the Scheduled Effective Deadline.

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II.  Miscellaneous.

     A. Except as provided hereinabove, all of the terms and conditions contained in the Agreement shall remain unchanged and in full force and effect.

     B. This Amendment is made pursuant to and in accordance with the terms and conditions of the Agreement.

     C. All capitalized but not defined terms used herein shall have those meanings ascribed to them in the Agreement.

     D. All provisions in the Agreement and any amendments, schedules or exhibits thereto in conflict with this Amendment shall be and hereby are changed to conform to this Amendment.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                                            COMPANY:
                                            STARTECH ENVIRONMENTAL CORPORATION

                                            By: /s/  Peter J. Scanlon
                                            ------------------------------------
                                            Name:    Peter J. Scanlon
                                            Title:   CFO

                                            CORNELL CAPITAL PARTNERS, LP
                                            By:  Yorkville Advisors, LP
                                            Its:  General Partner

                                            By: /s/  Mark Angelo
                                            ------------------------------------
                                            Name     Mark Angelo
                                            Title:   Portfolio Manager




















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